UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024

iAnthus Capital Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	000-56228	98-1360810
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 King Street West Suite 314
Toronto, Ontario		M5H 3S6
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 518-9418

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 27, 2024, iAnthus Capital Holdings, Inc. (the “Company”) held its 2024 annual general and special meeting of shareholders (the “Annual Meeting”). As at May 28, 2024, the record date for the Annual Meeting, there were 6,615,326,267 common shares outstanding and entitled to notice of and to vote at the Annual Meeting. A total of 5,020,691,010 common shares, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting, as set forth in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on May 31, 2024, are as follows:

Proposal 1. At the Annual Meeting, the Company’s shareholders voted to elect the following individuals as directors of the Company until the next annual meeting of shareholders at which election of directors is considered, or until his or her successor is duly elected or appointed. The results of the vote to elect the five director nominees were as follows:

Directors	For	Against	Abstentions	Broker Non-Votes
Scott Cohen	4,974,461,965	0	8,808,887	35,459,373
Michelle Mathews-Spradlin	4,974,466,684	0	8,804,168	35,459,373
Kenneth W. Gilbert	4,974,479,345	0	8,791,507	35,459,373
Alexander Shoghi	4,974,477,528	0	8,793,324	35,459,373
Richard Proud	4,982,118,365	0	1,152,487	35,459,373

Proposal 2. At the Annual Meeting, the Company’s shareholders approved to re-appoint PFK O’Connor Davies, LLP ("PKF"), Chartered Professional Accountants, as auditor of the Company for the fiscal year ending December 31, 2024 and to authorize the directors to fix their remuneration. The results of the vote to re-appoint PKF were as follows:

For	Against	Abstain	Broker Non-Votes
5,011,284,649	0	7,445,576	0

Proposal 3. At the Annual Meeting, the Company’s shareholders re-approved, ratified and confirmed, without amendment, the Company’s Amended and Restated Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Votes
4,973,530,571	9,740,281	0	35,459,373

Item 8.01 Other Events.

On June 27, 2024, the Company issued a press release announcing the results of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Exhibit No.	Description

99.1	Press release dated June 27, 2024

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IANTHUS CAPITAL HOLDINGS, INC.

Date:	June 28, 2024	By:	/s/ Richard Proud
Richard Proud Chief Executive Officer